Semiannual Report

INTERNATIONAL
DISCOVERY
FUND
APRIL 30, 2000


[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
International Discovery Fund

 .  International stock markets soared for much of the six-month period ended
   April 30, driven by investor demand for New Economy stocks.

 . Your fund posted strong gains, far outdistancing its benchmarks for both the 6- and 12-month periods.

 . European and Asian markets (excluding Japan) were the chief beneficiaries of the technology boom, with Japan quieter after peaking last summer.

 . The international small-cap universe broadened, with "new" stock markets gaining momentum and initial public offerings flourishing.

 . The outlook is bright for emerging growth companies, but stock selection, sector strategy, and investment discipline will be important in these volatile markets.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Global interest in New Economy stocks lifted your fund to strong gains for the 6- and 12-month periods ended April 30. Investors' appetite for small-cap stocks was undiminished until valuation fears and profit taking sparked a worldwide sell-off late in the period. Markets in Europe and Asia (outside of Japan) were the prime beneficiaries of the technology boom, especially the small to mid-size growth companies we favor.

-----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

Periods Ended 4/30/00                     6 Months     12 Months
--------------------------------------------------------------------------------
International Discovery Fund               59.79%       119.65%

MSCI EAFE Index                             6.84         14.17

MSCI EAFE Small Cap Index*                 -1.45          3.50

Salomon Non-U.S. Extended
Market Index                                5.67         10.70

*Principal return only.


The fund's 59.79% six-month and 119.65% 12-month returns significantly outperformed the returns of the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. Results also exceeded the MSCI EAFE Small Cap and the Salomon Smith Barney Non-U.S. Extended Market indices, which we introduced in the fund's 1999 annual report. Because the standard EAFE index is a measure of large-cap stocks, these indices more closely represent the kinds of small-company markets your fund invests in. The Performance Comparison chart on page 9 of this report compares the fund's performance against the Salomon index because of that index's longer-term history. However, we consider the MSCI EAFE Small Cap Index to be a more appropriate benchmark for the fund.

Both stock selection and regional allocation contributed to the fund's strong showing. Much of the performance can be attributed to strength in technology, media, and telecommunications companies, and much of the gains came in countries best equipped for the New Economy: Sweden and Finland in Europe and non-Japanese Asian countries in the Far East. Last year's portfolio changes in Japan proved timely as Japanese small-company growth stocks backed off from their robust returns after peaking in August 1999.

We are pleased with the fund's performance over the past six-month and one-year periods, but returns of this magnitude are often accompanied by considerable volatility, as market action late in the reporting period shows--the fund's triple-digit one-year return masks a 13.77% drop in April. Both strong gains and sharp losses are possible in the short term, and for this reason the fund is most appropriate as a long-term holding.


MARKET AND PORTFOLIO REVIEW

Europe

The past six months were generally favorable to small-cap growth stocks in Europe despite rising interest rates and a weak currency. The falling euro helped stimulate an export-led recovery on the Continent, and low unemployment lifted consumer confidence, boosting domestic demand. In the U.K., however, low unemployment sparked inflation fears, leading to higher interest rates.

As elsewhere in the world, technology, media, and telecom stocks were in the ascendancy, while Old Economy small-caps lagged. Greater participation by retail investors and the emergence of active day traders

---------------------------------------------------------------------
T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER
--------------------------------------------------------------------------------

As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

2
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---------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

[GRAPH]

Europe                          48%
Japan                           21%
Other and Reserves              19%
Far East                        12%

Based on net assets as of 4/30/00

contributed to buoyant market conditions. The top-performing market was Sweden, up 53.09% (in U.S. dollars), while the U.K. declined 3.14%.

Our overall European weighting rose from 46% in October to 48% at the end of April, with allocations to Sweden (6.8%) and Finland (3.9%) rising while France (6%) declined. Our holdings in the U.K. (12.3%) and Germany (5%) remained roughly the same, and we continued to underweight southern European markets as Spain and Italy still lack attractive opportunities. Throughout the region we sold stocks of technology and telecom highfliers whose valuations were stretched and purchased shares of companies that offered a better risk/reward profile.

The international small- and mid-cap sector continued to broaden and deepen with "new" stock markets gaining momentum and initial public offerings (IPOs) flourishing. Germany's Neuer Markt, which is dominated by technology and telecom stocks, rose threefold from November 1, 1999, to its peak on March 10, 2000. The one-year forward price/earnings ratio on the Nemax 50 (a subset of the Neuer Markt) rose from 43 to 105 from November through March. Similarly, France's Nouveau Marche grew fivefold to its peak. By comparison, the P/E multiple on the tech-heavy Nasdaq Composite Index went from 43 to 77 over the same period.

Some of our best gains came from Sweden and Finland, where the world's highest penetration of mobile telephones and wired Internet connectivity makes those markets among the best prepared to take advantage of the New Economy. Strong performances by two of the fund's largest holdings, Enea Data, a Swedish developer of computer operating systems, and Aldata Solutions, a Finnish maker of e-commerce software, boosted returns. We increased the fund's holdings of mobile telephone operators in the region, including Europolitan Holdings in Sweden, Helsinki Telecom in Finland, and Netcom in Norway.

-------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------

Six Months             Local        Local Currency         U.S.
Ended 4/30/00       Currency      vs. U.S. Dollars      Dollars
-----------------------------------------------------------------
Australia             10.79%                 -8.43%        1.44%

Brazil                27.85                   7.92        37.98

France                32.23                 -13.30        14.64

Germany               33.25                 -13.30        15.53

Hong Kong             12.27                  -0.25        11.99

India                 21.24                  -0.61        20.50

Japan                  7.07                  -3.44         3.39

Mexico                18.45                   2.19        21.04

Netherlands           17.19                 -13.30         1.60

Sweden                66.38                  -7.98        53.09

United Kingdom         1.57                  -4.64        -3.14

Source: RIMES Online, using MSCI indices.

Technology and telecom stocks rose sharply in the U.K. as well, led by Dialog Semiconductor. Although we maintained our U.K. weighting, we sold stocks that had become overvalued during the tech buying frenzy, including microchip maker Arm Holdings, software developer Eidos, and telecom companies Kingston Communications and Atlantic Telecom--all winners last year. We added market research company Taylor Nelson Sofres, media buyer Aegis Group, and interactive consumer information provider Scoot.com.

Elsewhere, the Netherlands' media ~company Endemol Entertainment contributed strongly to fund returns, as did market research companies ~Ipsos (France) and GfK (Germany), media ~buyer PubliGroupe (Switzerland), and the French marketing-~information service Consodata. For the most part, the best returns throughout the region came from tech-related stocks, but a number of non-tech holdings offered solid gains, including Swedish staffing company Proffice and German toy maker Zapf Creation. We increased exposure to the energy sector slightly, adding oil services companies Petroleum Geo-Services (Norway) and Coflexip (France). E-commerce software maker Intershop (Germany) and Avenir Telecom (France) were among last year's winners that we sold.

Japan

The Japanese small-company market quieted down after a phenomenal rise during the previous 12 months. Unemployment remained relatively high and the consumer sector was weak. Overall, Japanese stocks returned 3.39% in U.S. dollar terms, a modest rise that disguised a period of considerable volatility. Last summer's high valuations of New Economy holdings began to unwind, and we used periods of strength to sell some of our technology stocks, such as

4
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-------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                     Percent of Net Assets
                                     10/31/99      4/30/00
-----------------------------------------------------------
Services                                55.3%        50.8%

Capital Equipment                       13.7         11.7

Consumer Goods                          11.6          9.3

Finance                                  6.0          9.3

Energy                                   0.9          3.4

Multi-industry                           3.0          2.8

All Other                                3.8          4.4

Reserves                                 5.7          8.3
-------------------------------------------------------------
Total                                  100.0%       100.0%


network integrator Fujitsu Support & Service. The fund's Japanese weighting fell during the period to 21% of assets from 23% in October, but the decline was primarily due to Japanese market underperformance. At one point our stake had dropped to 15%, but we took advantage of lower prices when the market was weak to increase the weighting.

New Economy returns were mixed in Japan. Previous market darling Hikari Tsushin, a mobile phone distributor that is not owned by the fund, fell from grace, while our holding in Yahoo! subsidiary Yahoo Japan provided excellent returns. We continued to seek growth outside of the New Economy, but this remains rare in Japan. Recent acquisitions include aggressive restructuring candidate Nissho Electronics, Santen Pharmaceutical, and nonbank credit companies Aiful and Shohkoh Fund.

The Tokyo Stock Exchange joined the worldwide trend toward the creation of new stock markets by launching the "Mothers" Index for emerging companies in response to Nasdaq Japan, which should begin operations late this year. Mothers--short for Market for the High Growth and Emerging Stocks--is designed to foster rapid company development by encouraging investment in high-growth companies at an early stage. Like the new markets in Europe and Kosdaq in South Korea, this index should help broaden opportunities in the international small-cap market.


Other Regions

Outside of Europe and Japan, India and Australia remained our largest regional allocations, although weightings in each fell over the period. Our exposure in India dropped to 4.6% from 5.7% and in Australia to 6% from 9.6%, primarily because we chose not to increase our holdings as the fund tripled in size. India's Housing Development Finance, one of our largest holdings, posted a solid gain, but we have been net sellers of media stock Zee Telefilms. Overall, the Indian market rose about 20%. In Australia, where the market was essentially flat in U.S. dollar terms, our holdings were driven by the New Economy theme. Data communications provider Davnet was a key performer there.

In keeping with our strategy of broad geographic diversification, your fund also owned companies in Hong Kong (4.2%), Israel (3%), Singapore (1.5%), and New Zealand (1%).


INVESTMENT OUTLOOK

The past 18 months have been exceptional for emerging growth stocks internationally. The rise of the New Economy as embodied by the Internet, mobile telephones, and new technologies has had a huge impact on global economies and the investment world. The rapid dissemination of information, new channels of distribution, shortening product life cycles, and the breaking down of old barriers are reshaping business, and buoyant market conditions have encouraged entrepreneurs to embrace a stock market culture. The IPO market has flourished and opportunities have abounded.

Market volatility in March and April remind us, however, of the risk inherent in this exciting sector. The rapid sell-off and subsequent price swings mean that weaker businesses requiring additional equity funding will find it increasingly difficult to raise money. However, the chain of events that sets a growth company in motion has changed irreversibly. From seed capital to market, from no sales to rapid maturation of the sales base, the whole process has speeded up, and this creates more opportunities in the small- and mid-cap sectors. The

-----------------------------------------------------
INTERNATIONAL DISCOVERY FUND CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

The International Discovery Fund closed to new investors on March 13, 2000. Fund assets grew dramatically over the preceding months due to exceptional investment results and substantial cash flows. The fund's Board of Directors and Investment Advisory Committee were concerned that a continuation of inflows would threaten the integrity of the fund's investment strategy and harm the interests of existing shareholders. Although the universe of international small-company stocks is both large and growing, trading volumes can be relatively low, and large amounts of new investment in a short time can impair the fund's ability to buy and sell appropriate and reasonably priced stocks. We wish to assure you, however, that the fund continues to accept investment from existing shareholders, and will also accept new IRA rollovers and defined contribution retirement plan accounts.

emergence of new markets and indices in Japan and Europe and of a credible small-cap sector in places such as South Korea, Taiwan, and India is more grist for the mill.

We believe the outlook for small-company stocks is very healthy. The watchword for the immediate period ahead is investment discipline, and as always we've undertaken a comprehensive program of company visits across all regions. We expect your portfolio to remain fully invested across a diversified range of emerging growth stocks, concentrated in the key areas of technology, telecommunications, support services, and life sciences.



Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
Chairman


/s/ Jonh R. Ford

John R. Ford
President

May 22, 2000


--------------------------------------------------------------------------------
NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.


7
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

---------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                      4/30/00
--------------------------------------------------------------------------------

Dialog Semiconductor, United Kingdom                                     1.9%
Ubizen, Belgium                                                          1.6
Cybertron Telekom, Austria                                               1.5
NDS Group, United Kingdom                                                1.4
Software Darmst, Germany                                                 1.2
--------------------------------------------------------------------------------
IHC Caland, Netherlands                                                  1.2
Teleste, Finland                                                         1.2
Shire Pharmaceuticals Group, United Kingdom                              1.2
Coflexip, France                                                         1.1
Coface, France                                                           1.1
--------------------------------------------------------------------------------
Partner Communications, Israel                                           1.1
Enea Data, Sweden                                                        1.1
Europolitan Holdings, Sweden                                             1.0
Housing Development Finance, India                                       1.0
Gilat Satellite Networks, Israel                                         1.0
--------------------------------------------------------------------------------
Aiful, Japan                                                             1.0
Aldata Solutions, Finland                                                1.0
Nissho Electronics, Japan                                                0.9
Eyretel, United Kingdom                                                  0.9
NH Hoteles, Spain                                                        0.9
--------------------------------------------------------------------------------
Parkway Holdings, Singapore                                              0.9
NICE-Systems, Israel                                                     0.9
Davnet, Australia                                                        0.9
Santen Pharmaceutical, Japan                                             0.8
Tandberg Televisjo, Norway                                               0.8
--------------------------------------------------------------------------------
Total                                                                   27.6%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
As of 4/30/00

[GRAPH]

                                    Salomon Non-U.S.        International
             MSCI EAFE Index     Extended Market Index      Discovery Fund

Apr-90            10,000                 10,000                 10,000
Apr-91            10,471                 10,473                 10,519
Apr-92             9,615                  9,172                 10,430
Apr-93            11,735                 10,751                 10,849
Apr-94            13,724                 12,600                 13,765
Apr-95            14,531                 12,468                 11,891
Apr-96            16,238                 14,267                 13,881
Apr-97            16,141                 13,293                 14,088
Apr-98            19,245                 14,710                 15,848
Apr-99            21,132                 14,935                 17,407
Apr-00            24,128                 16,533                 38,236

-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 4/30/00               1 Year     3 Years     5 Years   10 Years
--------------------------------------------------------------------------------
International Discovery Fund        119.65%     39.49%     26.31%     14.35%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              6 Months      Year
                                 Ended     Ended
                               4/30/00    10/31/99   10/31/98   10/31/97   10/31/96    10/31/95

NET ASSET VALUE
Beginning of period             $26.75      $14.99     $16.11     $15.97     $14.43     $ 17.63

Investment activities
Net investment
income (loss)                     0.02       (0.03)      0.05       0.02       0.07        0.10
Net realized and
unrealized gain (loss)           15.29       12.09      (0.92)      0.25       1.59       (2.38)

Total from
investment activities            15.31       12.06      (0.87)      0.27       1.66       (2.28)

Distributions
Net investment income                -       (0.01)         -      (0.07)     (0.10)      (0.06)
Net realized gain                (2.81)      (0.30)     (0.25)     (0.06)     (0.02)      (0.87)

Total distributions              (2.81)      (0.31)     (0.25)     (0.13)     (0.12)      (0.93)

Redemption fees added
to paid-in-capital                0.13        0.01          -          -          -        0.01

NET ASSET VALUE
End of period                   $39.38      $26.75     $14.99     $16.11     $15.97     $ 14.43
                                ===============================================================


Ratios/Supplemental Data

Total returnu                    59.79%      82.11%     (5.40)%     1.69%     11.60%     (13.06)%
Ratio of total expenses to
average net assets                1.23%+      1.42%      1.47%      1.41%      1.45%       1.50%
Ratio of net investment
income (loss) to average
net assets                        0.13%+     (0.17)%     0.25%      0.13%      0.40%       0.55%
Portfolio turnover rate           99.8%+      98.2%      34.2%      72.7%      52.0%       43.5%
Net assets, end of period
(in millions)                   $1,114      $  381     $  189     $  254     $  326     $   325


u Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized

The accompanying notes are an integral part of these financial statements.

10
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

-------------------------
PORTFOLIO OF INVESTMENTS                             Shares             Value
--------------------------------------------------------------------------------
                                                                 In thousands
AUSTRALIA 6.0%

Common Stocks 6.0%
Anaconda Nickel                                     207,000         $     266
Aristocrat Leisure                                  804,000             7,170
Axon Instruments *                                  191,632               112
Circadian Technologies +                          2,234,545             4,437
Davnet                                            6,670,968             9,545
Energy Development                                  504,724             2,405
ERG *                                               237,510             1,692
ERG                                                 702,000             3,341
ISIS Communications +                             7,381,500             3,707
Lang                                                862,000             4,027
Mogul Mining                                      9,810,078             1,089
Orbital Engine                                    9,436,000             7,715
PowerLan                                          3,913,400             3,714
Sausage Software                                  1,572,000             2,714
Solution 6 Holdings                               1,388,500             4,250
Sonic Healthcare                                  2,056,309             6,845
Spike Limited +                                   1,977,583             1,236
Telemedia Networks International                    869,000             2,537
                                                                    ---------
Total Australia (Cost $69,991)                                         66,802
                                                                    ---------

AUSTRIA 1.5%

Common Stocks 1.5%
Cybertron Telekom (EUR)                             100,000            16,837
                                                                    ---------
Total Austria (Cost $9,626)                                            16,837
                                                                    ---------

BELGIUM 1.9%

Common Stocks 1.9%
Carestel (EUR)                                       26,975               411
Mobistar (EUR) *                                    102,150             3,747
Ubizen (EUR) *                                      124,764            17,331
                                                                    ---------
Total Belgium (Cost $30,336)                                           21,489
                                                                    ---------

11
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                       Shares            Value
--------------------------------------------------------------------------------
                                                                  In thousands

CHINA 0.7%

Common Stocks 0.7%
Nanjing Panda Electric                             12,696,000       $    5,257
TPV Holdings (HKD)                                 17,780,000            2,077
Total China (Cost $5,325)                                           ----------
                                                                         7,334
                                                                    ----------
DENMARK 1.5%

Common Stocks 1.5%
GN Store                                              100,000            8,117
Navision Software                                      54,912            4,021
Sondagsavisen                                          71,000            4,506
                                                                    ----------
Total Denmark (Cost $10,861)                                            16,644
                                                                    ----------

FINLAND 3.9%

Common Stocks 3.9%
Aldata Solutions (EUR) *                            1,455,760           10,654
Comptel (EUR)                                         147,330            3,330
Helsingin Puhelin (EUR)                               100,000            7,900
Rapala Normark (EUR)                                1,205,220            6,574
Tampere Telephone (EUR)                               218,000            1,625
Teleste (EUR)                                         502,086           13,214
                                                                    ----------
Total Finland (Cost $25,208)                                            43,297
                                                                    ----------

FRANCE 6.0%

Common Stocks 6.0%
A Novo (EUR)                                           25,456            5,610
Aubay Technology (EUR)                                 46,008            6,650
Boiron (EUR)                                           33,000            1,645
Cegedim (EUR)                                          60,000            5,482
Coface (EUR)                                          131,485           12,121
Coflexip (EUR)                                        131,000           12,743
CPR (EUR)                                              38,636            1,408
Euler (EUR) *                                         100,000            5,273
Groupe Flo (EUR)                                        1,493               49
Ipsos (EUR)                                            41,732            4,704


12
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                    Shares               Value
--------------------------------------------------------------------------------
                                                                  In thousands

Neopost (EUR)                                      153,333          $    4,094
Prologue Software (EUR)                             39,880               4,532
Wavecom (EUR) *                                     33,610               2,460
                                                                    ----------
Total France (Cost $41,989)                                             66,771
                                                                    ----------

GERMANY 5.0%

Common Stocks 4.8%
Articon Information Systems (EUR)                   79,601               6,079
Biodata Information Technology (EUR) *               7,419               2,097
Boewe Systec (EUR)                                  67,390               1,580
Brokat Infosystem (EUR)                             40,000               4,858
ce Consumer Electric (EUR) *                         2,272                 373
GfK (EUR) *                                        179,215               7,169
LHS Group (EUR) *                                   39,800               1,599
QS Communications (EUR) *                          497,472               6,377
Software Darmst (EUR)                              119,247              13,768
Zapf Creation (EUR)                                147,887               9,008
                                                                    ----------
                                                                        52,908
                                                                    ----------
Preferred Stocks 0.2%
Rhoen-Klinikum (EUR)                                59,010               2,548
                                                                         2,548
                                                                    ----------
Total Germany (Cost $38,909)                                            55,456
                                                                    ----------

HONG KONG 4.2%

Common Stocks 4.2%
DVB Holdings                                     3,455,000               1,564
e-Kong Group                                    13,548,000               2,487
Esprit Holdings                                  6,859,431               7,309
Global Tech Holdings                             1,240,000               1,417
Li & Fung                                        1,876,000               7,322
Next Media                                       6,454,000               1,284
Sa Sa International Holdings                     5,268,000                 920
South China Morning Post                         4,675,000               4,982
SUNDAY Communications                           16,394,000               3,494
Technology Venture Holdings                      8,172,000               3,042
Ultronics International                         10,560,000               4,338


13
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

Varitronix International                              2,170,000     $    4,945
Vodatel Networks *                                   16,380,000          4,059
                                                                    ----------
Total Hong Kong (Cost $53,711)                                          47,163
                                                                    ----------

INDIA 4.6%

Common Stocks 4.6%
Apollo Hospitals                                        379,350          2,216
Britannia Industries                                     79,499            927
Cipla                                                   123,000          2,515
Global E-Com *                                          552,000          3,340
Global Tele-Systems                                     192,000          5,256
HCL Infosystems                                          80,200            661
HDFC Bank                                               552,000          3,116
Housing Development Finance                           1,063,000         11,446
ICICI Bank Limited                                      858,750          2,651
ICICI Bank Limited ADR (USD) *                          119,700          2,065
ICICI Limited                                           997,938          5,411
McDowell                                                671,786          1,539
Pentafour Software                                      132,000          1,934
Zee Telefilms                                           475,900          7,741
                                                                    ----------
Total India (Cost $36,366)                                              50,818
                                                                    ----------

ISRAEL 3.0%

Common Stocks 3.0%
Gilat Satellite Networks (USD) *                        129,433         11,196
NICE-Systems ADR (USD) *                                150,000          9,811
Partner Communications (USD) *                        1,134,000         12,119
                                                                    ----------
Total Israel (Cost $48,950)                                             33,126
                                                                    ----------

ITALY 1.2%

Common Stocks 1.2%
ACEA (EUR)                                              284,290          4,626
Italdesign-Giugar (EUR)                                 196,185          1,944
Saipem (EUR)                                          1,500,000          7,418
                                                                    ----------
Total Italy (Cost $9,909)                                               13,988
                                                                    ----------

14
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

JAPAN 20.7%

Common Stocks 20.7%
Aeon Credit Service                                     24,700       $   1,678
Aiful *                                                104,400          10,857
Bellsystem24                                               800             553
Canon Chemicals                                        309,000           3,032
Combi                                                  235,000           2,720
Cresco                                                  45,360           4,199
Don Quijote                                             40,700           6,895
FCC                                                    106,000           1,236
Fuji Machine                                            53,000           3,685
Fuji Soft ABC                                           25,300           1,499
Goldcrest                                               80,000           8,703
Hirose Electric                                         43,500           5,260
Hitachi Cable                                          882,000           7,520
Hitachi Metals                                         833,000           6,679
Hokuto                                                  91,200           3,276
Homac                                                  113,000           2,804
Hoya                                                    48,000           4,888
Hurxley                                                 69,600           1,869
Internet Initiative Japan ADR (USD) *                   69,557           4,147
Japan Business Computer                                 74,000           3,453
Joint                                                  229,500           7,968
Koha                                                    75,300           2,858
KOSE                                                   187,800           4,016
Koyo Seiko                                             959,000           6,659
Kuraya                                                 333,000           2,667
Lasertec                                                16,000             430
Mabuchi Motor                                           48,000           5,288
Marukyo                                                 50,000             259
Megachips                                               48,000           2,937
Mitsukoshi                                           1,001,000           4,087
Mobilephone Telecommunications                             102           2,021
Moritex                                                 49,000           3,674
Nemic Lambda                                            88,300           1,676
Net One Systems                                            227           7,755
Nidec (New shares)                                      24,700           1,936


15
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Nidec                                                   24,700       $   1,715
Nissho Electronics                                     300,200          10,283
Otsuka Kagu                                              3,400             790
Pacific Metals                                       3,416,000           7,274
Relocation Services                                     52,000           2,576
Roland                                                  91,900           1,676
Round One                                                  340           1,826
Ryohin Keikaku                                          24,500           4,548
Santen Pharmaceutical                                  423,000           9,360
Shimadzu                                             1,028,000           5,187
Shohkoh Fund                                            27,930           4,991
Sumisho Electronic                                     138,000           2,555
Sumitomo Rubber Industries                           1,397,000           7,307
Sunkus & Associates                                     95,980           3,421
TOC                                                     90,000             525
Tomen Electronics                                      167,000           6,076
Toyo Information                                        92,000           4,642
Union Tool                                              10,000           1,357
Watami Food Service                                     59,300           4,941
Yahoo Japan                                                  8           3,999
Yakult Honsha                                          638,000           6,556
                                                                    ----------
Total Japan (Cost $199,260)                                            230,789
                                                                    ----------

LUXEMBOURG 0.1%

Common Stocks 0.1%
Thiel Logistik (EUR) *                                  14,888             927
                                                                    ----------
Total Luxembourg (Cost $521)                                               927
                                                                    ----------

NETHERLANDS 2.6%

Common Stocks 2.6%
Detron Group (EUR)                                     194,297           4,010
Drake Holdings (EUR)                                   134,305           8,589
IFCO Systems (EUR) *                                    74,257           1,802
IHC Caland (EUR)                                       340,000          13,755
SNT Group (EUR) *                                       24,748             754
                                                                    ----------
Total Netherlands (Cost $25,345)                                        28,910
                                                                    ----------

16
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

NEW ZEALAND 1.0%

Common Stocks 1.0%
Baycorp Holdings                                       775,000       $   3,914
Montana                                              2,040,500           1,982
Sky Network Television                               2,409,000           4,796
Warehouse Group                                        390,904             807
                                                                    ----------
Total New Zealand (Cost $10,243)                                        11,499
                                                                    ----------

NORWAY 2.5%

Common Stocks and Rights 2.5%
EDB Business Partner ASA                               345,338           4,549
EDB Business Partner ASA, Rights *                     345,338              90
Netcom                                                 194,000           7,688
Petroleum Geo-Services ASA                             400,000           6,251
Tandberg Televisjo                                   1,029,265           9,306
                                                                    ----------
Total Norway (Cost $33,208)                                             27,884
                                                                    ----------

SINGAPORE 1.5%

Common Stocks 1.5%
Avimo Group                                            566,000           1,021
Delgro                                                 507,000           1,248
GES International                                    3,165,000           3,895
Parkway Holdings                                     3,513,000          10,087
                                                                    ----------
Total Singapore (Cost $16,931)                                          16,251
                                                                    ----------

SOUTH KOREA 0.6%

Common Stocks 0.6%
Daou Technology                                        119,628           1,725
Mirae                                                  216,900           1,122
Opicom                                                 125,800           3,831
                                                                    ----------
Total South Korea (Cost $10,214)                                         6,678
                                                                    ----------

SPAIN 0.9%

Common Stocks 0.9%
NH Hoteles (EUR)                                       900,000          10,105
                                                                    ----------
Total Spain (Cost $10,730)                                              10,105
                                                                    ----------

17
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

SWEDEN 6.8%

Common Stocks 6.8%
A-Com *                                              347,691        $   4,266
Arkivator                                            155,000            7,364
Assa Abloy                                           188,619            3,829
Bergman & Beving                                     500,000            6,079
Enea Data                                             66,900           11,782
Entra Data                                           289,820            9,212
Europolitan Holdings                                 754,535           11,529
Proffice                                             370,996            7,862
Semcon                                               459,950            7,156
Sifo Group (Class B)                                 528,326            6,776
                                                                    ---------
Total Sweden (Cost $51,349)                                            75,855
                                                                    ---------

SWITZERLAND 2.1%

Common Stocks 2.1%
Disetronic Holdings                                      433            2,498
Kaba Holdings                                          2,450            2,813
PubliGroupe                                            7,030            5,422
Straumann Holding                                      4,100            4,413
Swisslog Holding                                      15,560            6,839
Valora Holdings                                        7,350            1,909
                                                                    ---------
Total Switzerland (Cost $11,451)                                       23,894
                                                                    ---------

TAIWAN 0.9%

Common Stocks 0.9%
Hitron Technology                                    806,000            5,164
WYSE Technology Taiwan                             2,439,000            5,261
                                                                    ---------
Total Taiwan (Cost $13,362)                                            10,425
                                                                    ---------

UNITED KINGDOM 12.3%

Common Stocks 12.3%
Aegis Group                                        1,744,000            4,752
Baltimore Technologies                                62,800            6,326
Bell Group                                           851,500            2,917

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

                                                        Shares           Value
--------------------------------------------------------------------------------
                                                                  In thousands

Dialog                                             6,000,000        $    8,688
Dialog Semiconductor                                 194,707            21,418
Eyretel                                            4,416,000            10,176
Galen Holdings                                       750,935             7,225
Greggs                                                55,000             1,798
Icon Public Limited ADR (USD) *                      169,400             2,361
JSB Software Technologies                            135,800             3,436
lastminute.com *                                   1,430,950             4,790
Lynx Group                                         2,356,000             6,786
N Brown Group                                        126,340             1,235
NDS Group ADR (USD) *                                273,800            15,110
Pace Micro Technology                                519,400             5,944
royalblue                                            320,000             6,477
Scoot.com                                            137,317               363
Serco Group                                          825,000             5,896
Shire Pharmaceuticals Group                          900,000            12,836
Taylor Nelson Sofres                               2,099,500             8,172
                                                                    ----------
Total United Kingdom (Cost $131,707)                                   136,706
                                                                    ----------

VIETNAM 0.0%

Common Stocks 0.0%
Lazard Vietnam Fund Limited (USD) *                  106,600               111
                                                                    ----------
Total Vietnam (Cost $213)                                                  111
                                                                    ----------

UNITED STATES 0.2%

Common Stocks 0.2%
LookSmart (AUD)                                    1,583,907             1,878
                                                                    ----------
Total United States (Cost $1,830)                                        1,878
                                                                    ----------

SHORT-TERM INVESTMENTS 7.8%

Money Market Funds 7.8%
Reserve Investment Fund, 6.18% #                  86,847,467            86,847
                                                                    ----------
Total Short-Term Investments (Cost $86,847)                             86,847
                                                                    ----------

19
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                                        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Total Investments in Securities
99.5% of Net Assets (Cost $984,392)                                $1,108,484

Other Assets Less Liabilities                                           5,537
                                                                   ----------

NET ASSETS                                                         $1,114,021
                                                                   ==========

    *  Non-income producing
    #  Seven-day yield
    +  Affiliated company
  ADR  American depository receipt
  AUD  Australian dollar
  HKD  Hong kong dollar
  USD  U.S. dollar
  EUR  Euro

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                      April 30, 2000


--------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $984,392)                $1,108,484
Securities lending collateral                                         133,399
Other assets                                                           60,054
                                                                   ----------
Total assets                                                        1,301,937
                                                                   ----------
Liabilities

Obligation to return securities lending collateral                    133,399
Other liabilities                                                      54,517
                                                                   ----------
Total liabilities                                                     187,916
                                                                   ----------

NET ASSETS                                                         $1,114,021
                                                                   ==========
Net Assets Consist of:
Accumulated net investment income - net of distributions           $      578
Accumulated net realized gain/loss - net of distributions             194,983
Net unrealized gain (loss)                                            122,551
Paid-in-capital applicable to 28,286,040 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    795,909
                                                                   ----------

NET ASSETS                                                         $1,114,021
                                                                   ==========

NET ASSET VALUE PER SHARE                                          $    39.38
                                                                   ==========

The accompanying notes are an integral part of these financial statements.


21
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited

------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       4/30/00

Investment Income (Loss)
Income
  Interest                                                           $   3,860
  Dividend (net of foreign taxes of $177)                                2,039
  Securities lending                                                       262
                                                                     ---------
  Total income                                                           6,161
                                                                     ---------
Expenses
  Investment management                                                  4,822
  Shareholder servicing                                                    489
  Custody and accounting                                                   182
  Registration                                                              34
  Prospectus and shareholder reports                                        24
  Legal and audit                                                           22
  Directors                                                                  3
  Miscellaneous                                                              8
                                                                     ---------
  Total expenses                                                         5,584


  Expenses paid indirectly                                                  (1)
                                                                     ---------
  Net expenses                                                           5,583
                                                                     ---------
Net investment income (loss)                                               578
                                                                     ---------

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities (net of foreign taxes of $1,890)                          199,492
  Foreign currency transactions                                         (1,449)
                                                                     ---------
  Net realized gain (loss)                                             198,043
                                                                     ---------
Change in net unrealized gain or loss
  Securities (net of deferred foreign taxes of $419)                    15,120
  Other assets and liabilities
  denominated in foreign currencies                                        (84)
                                                                     ---------
  Change in net unrealized gain or loss                                 15,036
                                                                     ---------
Net realized and unrealized gain (loss)                                213,079
                                                                     ---------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ 213,657
                                                                     =========

The accompanying notes are an integral part of these financial statements.


22
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited

------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                     6 Months             Year
                                                        Ended            Ended
                                                      4/30/00         10/31/99

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                      $       578      $      (418)
Net realized gain (loss)                              198,043           43,912
Change in net unrealized gain or loss                  15,036          107,803
                                                  ----------------------------
Increase (decrease) in net assets from operations     213,657          151,297
                                                  ----------------------------

Distributions to shareholders
Net investment income                                       -             (123)
Net realized gain                                     (46,316)          (3,675)
                                                  ----------------------------
Decrease in net assets from distributions             (46,316)          (3,798)
                                                  ----------------------------

Capital share transactions *
Shares sold                                         1,006,258          143,230
Distributions reinvested                               44,298            3,583
Shares redeemed                                      (487,169)        (101,987)
Redemption fees received                                1,831              136
                                                  ----------------------------
Increase (decrease) in net assets from capital
share transactions                                    565,218           44,962
                                                  ----------------------------

Net Assets
Increase (decrease) during period                     732,559          192,461
Beginning of period                                   381,462          189,001
                                                  ----------------------------

End of period                                     $ 1,114,021      $   381,462
                                                  ============================

*Share information
Shares sold                                            24,752            6,469
Distributions reinvested                                1,347              237
Shares redeemed                                       (12,075)          (5,049)
                                                  ----------------------------
Increase (decrease) in shares outstanding              14,024            1,657

The accompanying notes are an integral part of these financial statements.

23
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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000


-------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988. The fund seeks long-term growth of capital by investing primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2000, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $129,002,000; aggregate collateral consisted of $133,399,000 in the securities lending collateral pool and U.S. government securities valued at $476,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $830,295,000 and $385,135,000, respectively, for the six months ended April 30, 2000.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as regulated investment company and distribute all of its taxable income.

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $984,392,000. Net unrealized gain aggregated $124,092,000 at period-end, of which $247,368,000 related to appreciated investments and $123,276,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India. The tax on realized gains is paid prior to repatriation of sales proceeds. A deferred tax liability is accrued on net unrealized gains and totaled $1,452,000 at April 30, 2000.


NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement. Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,044,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $439,000 for the six months ended April 30, 2000, of which $56,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.3% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the fund was allocated $6,000 of Spectrum expenses.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $3,858,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $72,111,000 with certain affiliates of the manager and paid commissions of $112,000 related thereto.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking Available on most fixed income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal ~Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

Stock Funds

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond
International Bond

Money Market Funds+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New ~York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

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For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site


Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.         F38-051  4/30/00